SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 10, 2003

                         MICROTEK MEDICAL HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Georgia
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                 (State or Other Jurisdiction of Incorporation)

       0-24866                                       58-1746149
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 (Commission File Number)                (I.R.S. Employer Identification No.)

512 Lehmberg Road; Columbus, Mississippi                                 39702
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(Address of Principal Executive Offices                               (Zip Code)

                                 (662) 327-1863
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              (Registrant's Telephone Number, Including Area Code)




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On April 10, 2003, Microtek Medical Holdings, Inc. (the "Company"), determined not to renew the engagement of its independent public accountants, Deloitte & Touche LLP ("Deloitte"), and appointed KPMG LLP ("KPMG") as its new independent accountants, effective immediately. This determination followed the Company's decision to seek proposals from independent accountants to audit the Company's financial statements for the fiscal year ending December 31, 2003. The decision not to renew the engagement of Deloitte and to retain KPMG was made by the Audit Committee of the Company's Board of Directors.

     The audit reports of Deloitte on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal years ended December 31, 2002 and 2001, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Company's two most recent fiscal years ended December 31, 2002, and in the subsequent interim period through April 10, 2003, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte's satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its reports.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years ended December 31, 2002 or in the subsequent interim period through April 10, 2003.

     The Company has requested, and Deloitte has furnished, a letter addressed to the Securities and Exchange Commission stating that Deloitte agrees with the above statements made by the Company herein. A copy of that letter from Deloitte to the Securities and Exchange Commission is filed as Exhibit 16 to this Current Report on Form 8-K.

     During the Company's two most recent fiscal years ended December 31, 2002 and in the subsequent interim period through April 10, 2003, the Company did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits:

     16 Letter from Deloitte and Touche LLP to the Securities and Exchange Commission dated April 17, 2003 regarding change in certifying accountant

     99   Press Release dated April 17, 2003





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be duly signed on its behalf by the undersigned hereunto duly authorized.


                                MICROTEK MEDICAL HOLDINGS, INC.



                                By:  /s/ Dan R. Lee
                                     -------------------------------------------
                                     Dan R. Lee, Chairman, President and
                                     Chief Executive Officer

                                By:  /s/ Roger G. Wilson
                                     -------------------------------------------
                                     Roger G. Wilson, Chief Financial Officer



Dated:  April 17, 2003




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